UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  MARCH 31, 2014

DNA PRECIOUS METALS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-178624	37-1640902
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

9125 Pascal Gagnon, Suite 204, Saint Leonard, Quebec, Canada H1P 1Z4

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(514) 852-2111

REGISTRANT’S TELEPHONE NUMBER

Not Applicable

(FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

All correspondence to:
Tony J. Giuliano, CPA
Chief Financial Officer
DNA Precious Metals, Inc.
9125 Pascal Gagnon, Suite 204
Saint Leonard, Quebec, Canada H1P 1Z4
Office: (514) 852-2111
Fax: (514) 852-2221
Email: tony.giuliano@dnapreciousmetals.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

DNA Precious Metals, Inc., a Nevada corporation, is referred to herein as “we”, “our” or “us”.

Section 5- Corporate Governance and Management

Item 5.02 Departure of Directors and Principal Officer; Nomination and Election of Directors; Appointment of Principal Officer.

Appointment of Principal Officer:

On March 27, 2014, our Board of Directors nominated and accepted James Chandik as our new President and Chief Executive Officer.

Also, Tony J. Giuliano has relinquished his role as our Interim President and Interim Chief Executive Officer and remains as our Chief Financial Officer.

Biographical Information

James Chandik
James Chandik, our President and Chief Executive Officer/Director, has been our Executive Vice-President/Chief Operating Officer since March 15, 2013.  He was our Director from June 1, 2011 to August 12, 2013 and again as our Director beginning February 24, 2014.  Mr. Chandik received an Economic Degree from McGill University in 1977.  Since our inception until March 14, 2013, Mr. Chandik was our President/Chief Executive Officer.  Mr. Chandik has served as a General Manager for Disaster Kleenup Canada from February 2009 to April 2010 and prior to that position, he was the General Manager of Datacom Wireless Corporation from September 2004 to October 2008. Mr. Chandik also served as a Manager from 1997 to 2001, with Navigata Communications, Metaphor Communications, Axxent Communication.

Tony J. Giuliano
Tony J. Giuliano, our Chief Financial Officer/Director, is an experienced financial executive having worked for several public companies listed in the United States and Canada. Recently, from October 2010-June 2012, Mr. Giuliano was the Chief Financial Officer for Sand Technology Inc., a U.S. public company involved in the development of specialized software. From October 2008-March 2010, Mr. Giuliano was Director of Finance for Unisource Canada Inc., the largest distributor of commercial printer paper in Canada, and from July 2006-April 2008, Mr. Giuliano was Chief Financial Officer of Avensys Corporation, a U.S. public company involved in the manufacture high-tech components for the telecommunications industry. Mr. Giuliano has been involved in all aspects of accounting, finance, taxation, mergers and acquisitions, international operations and ensuring SEC and Canadian regulatory compliance. Mr. Giuliano spent the first nine years of his career with Deloitte & Touche Canada, a major international accounting firm, in Montreal where he gained expertise with Canadian public companies operating in both the manufacturing and financial services sectors. Mr. Giuliano is a Certified Professional Accountant/Chartered Accountant and a member of the Quebec Order of Chartered Accountants since December 1982. He received a Diploma in Public Accountancy from McGill University in 1982 and a Bachelor of Commerce from Concordia University in 1979.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2014

DNA PRECIOUS METALS, INC.

/s/ James Chandik
By: President and Chief Executive Officer